                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported):  April 30, 1996



                           CARRAMERICA REALTY CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                       1-11706              52-1796339
  -----------------------------        ------------        ----------------
  (State or Other Jurisdiction         (Commission          (IRS Employer
  of Incorporation)                    File Number)         Identification
                                                            Number)


1700 Pennsylvania Avenue, N.W., Washington, D.C.                20006
- ------------------------------------------------           ----------------
(Address of Principal Executive Offices)                      (Zip Code)


    The Registrant's telephone number, including area code:  (202) 624-7500




                     An Exhibit Index is located at page 4.
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5:  OTHER EVENTS

         Investment by Security Capital U.S. Realty. On April 30, 1996, Carr Realty Corporation (the "Company") completed a closing (the "Closing") under the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of November 5, 1996, by and among the Company, Security Capital U.S. Realty ("U.S. Realty") and Security Capital Holdings S.A., a wholly-owned subsidiary of U.S. Realty ("Holdings," and together with U.S. Realty, "USRealty"), as amended by the Amendment No. 1 to Stock Purchase Agreement (together with the Stock Purchase Agreement, the "Amended Stock Purchase Agreement"), dated as of April 29, 1996, by and among the Company, U.S. Realty and Holdings. At the Closing, USRealty funded its entire equity commitment under the Amended Stock Purchase Agreement in exchange for a total of 11,627,907 shares of the Company's common stock, par value $.01 per share. As part of the Closing, (i) the Company, Carr Realty, L.P., a Delaware limited partnership in which the Company is the sole general partner, U.S. Realty and Holdings entered into a Stockholders Agreement, and (ii) the Company, U.S. Realty and Holdings entered into a Registration Rights Agreement. A copy of the Company's press release relating to the Closing, dated April 30, 1996 and entitled "CarrAmerica Realty Corporation Announces Closing with Security Capital U.S. Realty," is attached hereto as Exhibit 99.1.

         Change in the Company's Name. In connection with USRealty's investment, the Company changed its name from Carr Realty Corporation to CarrAmerica Realty Corporation, effective April 30, 1996.

         New Directors.  In connection with USRealty's investment, Mr. William
D. Sanders and Mr. Anthony R. Manno became members of the board of directors of the Company, effective May 1, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 16, 1996               CARRAMERICA REALTY CORPORATION



                                  By: /S/ THOMAS A. CARR
                                     ------------------------------------------
                                     Thomas A. Carr
                                     President and Chief Operating Officer





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                                 EXHIBIT INDEX




EXHIBIT NUMBER                             EXHIBIT
- -----------------------------------------------------------------------------
   10.1    Stock Purchase Agreement, dated as of November 5, 1995, by and among Carr Realty Corporation, Security Capital Holdings S.A.
           and Security Capital U.S. Realty (incorporated by reference to
           Exhibit 5.1 of Carr Realty Corporation's Current Report on
           Form 8-K dated November 6, 1995)

   10.2    Amendment No. 1 to the Stock Purchase Agreement, dated as of
           April 29, 1996, by and among Carr Realty Corporation, Security
           Capital Holdings S.A. and Security Capital U.S. Realty
           (incorporated by reference to Exhibit 2.1 of Security Capital
           U.S. Realty's Schedule 13D dated April 30, 1996)

   10.3 Stockholders Agreement, dated as of April 30, 1996, by and among Carr Realty Corporation, Carr Realty, L.P., Security
           Capital Holdings S.A. and Security Capital U.S. Realty
           (incorporated by reference to Exhibit 2.2 of Security Capital
           U.S. Realty's Schedule 13D dated April 30, 1996)

   10.4 Registration Rights Agreement, dated as of April 30, 1996, by and among Carr Realty Corporation, Security Capital Holdings
           S.A. and Security Capital U.S. Realty (incorporated by reference to Exhibit 2.3 of Security Capital U.S. Realty's
           Schedule 13D dated April 30, 1996)

   99.1    Press Release, April 30, 1996, entitled "CarrAmerica Realty
           Corporation Announces Closing with Security Capital U.S.
           Realty"





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